CLASS C
                          MORTGAGE NOTE

$28,900,000                                    New York, New York
                                                    June 18, 1996

                      W I T N E S S E T H:

               FOR VALUE RECEIVED, the undersigned, collectively, as maker ("Borrower"), promises to pay to the order of KRT Origination Corp., having an office c/o Kranzco Realty Corp., 128 Fayette Street, Conshohocken, Pennsylvania 19428, as payee ("Lender"), the principal sum of Twenty-Eight Million Nine Hundred Thousand ($28,900,000) Dollars, less any payments of principal (each, a "Prepayment") made thereon from time to time (the "Principal Amount"), with interest on such Principal Amount as hereinafter provided. All payments due from Borrower pursuant to the terms of this Mortgage Note or any other Loan Document shall be paid into the Collection Account (as hereinafter defined), or as otherwise directed by Lender from time to time, on the applicable Due Date (as hereafter defined). This Mortgage
Note is one of four notes secured by (a) an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (the "Mortgage"), securing a first mortgage lien upon the Trust Estate (as defined in the Mortgage), made by Borrower, as grantor, in favor of Lender, as beneficiary, (b) an Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (the "Assignment"), made by Borrower, as assignor, in favor of Lender, as assignee, and (c) all of the other Loan Documents. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Mortgage.

          1. Interest and Principal Payments. Interest on the outstanding principal balance of this Mortgage Note shall accrue at the rate of Eight and Thirty-Two One Hundredths (8.32%) percent per annum (the "Interest Rate") (in the event of an Event of Default, payment of an additional amount equal to interest at the Default Rate (as hereinafter defined) on the outstanding principal amount of this Mortgage Note shall also be due for each Interest Accrual Period during any part of which such Event of Default continues in accordance with the provisions of Paragraph 3 hereof). Interest at the Interest Rate shall be payable in equal monthly installments in arrears (each such monthly payment being an "Interest Installment") of $200,373.33 (except in the case of the Interest Installment due July 16, 1996, which shall be equal to $213,731.56) on or before 12:00 noon, Eastern Standard Time, on the fourth (4th) Business Day prior to the twentieth (20th) day of each calendar month or if such 20th day is not a Business Day, the next succeeding Business Day (the "Due Date") during the term hereof, commencing on July 16, 1996 until the Maturity Date (as hereinafter defined) or otherwise.
Interest shall be computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each, and thirty (30) days' interest shall be paid on each Due Date and shall accrue from and including each Due Date to but not including the next succeeding Due Date, except with respect to the Due Date on July 16, 1996 on which thirty-two (32) days' interest shall be paid. The entire outstanding principal balance of this Mortgage Note, together with all accrued but unpaid interest hereon, shall be due and payable to Lender on the Due Date in June 2003 (the "Maturity Date") or on such earlier date as may be required under the terms of this Mortgage Note. All payments hereunder shall be made by wire transfer of immediately available funds into an account designated by Lender (the "Collection Account") in accordance with the Cash Collateral Agreement. In the event of any prepayment pursuant to the provisions of Paragraph 4 or 5 hereof, the amount of the Interest Installment shall be adjusted to reflect such prepayment.

          2. Definitions. As used herein, the following terms shall have the following meanings:

          (a) Mandatory Prepayment: As defined in Paragraph 5 hereof.

          (b)  Servicer:  GE Capital Asset Management
Corporation.

          (c) Voluntary Prepayment: As defined in Paragraph 4 hereof.

          (d) Other Notes: means the three mortgage notes (the "Class A Note," the "Class B Note" and the "Class D Note"), each dated as of the date hereof, executed by Borrower for the benefit of Lender, in the outstanding principal amounts of $123,700,000, $20,600,000 and $8,500,000, respectively; the Class A Note and the Class B Note are also secured by the Mortgage.

          (e) Interest Accrual Period: means the period commencing on (and including) the 20th day of each calendar month
(except with respect to the initial Interest Accrual Period which shall commence on (and include) the date hereof) and ending on (but excluding) the 20th day of the immediately succeeding calendar month.

          3. Default Rate. In the event that there occurs and is continuing an Event of Default, then, and in addition to Lender's rights set forth in Paragraph 7 hereof, additional interest ("Default Interest") shall accrue on the outstanding principal amount of this Mortgage Note, as of the first day of the Interest Accrual Period in which such Event of Default occurs and through the last day of the Interest Accrual Period in which such Event of Default is cured, at a rate equal to [three percent (3%)] per annum (the "Default Rate"). If interest payable pursuant to the Default Rate is deemed to be interest in excess of the Maximum Amount (as hereinafter defined), the amount actually collected by Lender in excess of such amount shall be applied in accordance with the provisions of Paragraphs 11 and 12 hereof.

          4. Voluntary Prepayment. (a) Prior to the Due Date in May, 2003, Borrower may not prepay the Principal Amount in whole or in part. From and after such Due Date, and provided no Event of Default shall have occurred and be continuing, Borrower may prepay the Principal Amount, in whole or in part (an "Voluntary Prepayment"), on any Due Date, upon not less than thirty (30) days prior written notice to Lender, which notice shall specify the Due Date on which such Prepayment shall be made, the amount of the Prepayment, and shall be irrevocable, but only upon the payment of the Prepayment Amount (as hereinafter defined).

          (b) The prepayment amount (the "Prepayment Amount") shall be equal to the sum of (i) the amount of the Principal Amount being prepaid, and (ii) all accrued and unpaid interest through the Due Date of the Interest Installment period in which such Voluntary Prepayment is made.

          (c) Any Principal Amount prepaid pursuant to the provisions of Section 38(b) of the Mortgage shall be applied first to Class A and Class B Notes in that order, until each of the same is repaid in full, then to this Mortgage Note until the same is repaid in full. Any other Principal Amount prepaid by Borrower pursuant to this Paragraph 4 shall be applied to this Mortgage Note and/or the Other Notes in such manner as Borrower shall specify at the time.

          (d) Any Principal Amount of this Mortgage Note prepaid pursuant to the provisions of this Paragraph 4 may not be reborrowed hereunder.

          5. Mandatory Prepayment. (a) Following certain events of casualty or condemnation, Borrower is required, pursuant to Section 6 of the Mortgage, to repay the Principal Amount (the "Mandatory Prepayment") to the extent of the applicable insurance or condemnation proceeds, without premium or penalty, upon the Due Date next succeeding the date such proceeds become available for prepayment.

          (b) Any Mandatory Prepayment shall be applied first to the Class A and Class B Notes until each of the same is repaid in full, and then to this Mortgage Note until the same is repaid in full.

          (c) Any Principal Amount of this Mortgage Note prepaid pursuant to this Paragraph 6 may not be reborrowed hereunder.

          6. Application of Funds. Subject to the provisions of Paragraphs 11 and 12 hereof, all payments received by Lender on the Mortgage Notes shall be applied first, to accrued interest (other than Default Interest) on the Class A Note and the Class B
Note in that order; second, to interest on this Mortgage Note and the Class D Note, in that order; third, pro rata, to reduce the principal amount of the Class A Note and the Class B Note to zero; fourth, to reduce to zero the principal amount of this Mortgage Note and the Class D Note, in that order; fifth, to reimburse Lender for expenses payable to Lender and its assignees pursuant to Paragraph 8 hereof in connection with the enforcement of this Mortgage Note and the other Loan Documents; and sixth, to Default Interest.

          7. Events of Default. The occurrence and continuance of an Event of Default (as defined in the Mortgage) shall constitute an "Event of Default" hereunder. Upon the occurrence and continuance of an Event of Default, Lender may, at its option, declare all or any portion of the unpaid principal balance of this Mortgage Note, together with all accrued and unpaid interest hereon, and all other amounts payable hereunder, to be immediately due and payable and thereby accelerate the maturity hereof, and Lender may proceed to exercise any rights or remedies that it may have under this Mortgage Note or such other rights and remedies which Lender, subject to Paragraph 14 hereof, may have at law, equity or otherwise.

          8. Lender's Costs and Expenses. Borrower shall pay all costs and expenses of Lender, in addition to principal, interest and Default Interest (if applicable), in connection with
(a) its performance of its obligations and exercise of its rights under the Mortgage, this Mortgage Note and the other Loan Documents, (b) the review of any Tax Opinion, Nondisqualification Opinion, or other Opinion of Counsel delivered by Borrower pursuant to the Mortgage or the other Loan Documents, and (c) the servicing and monitoring of this Mortgage Note and the Mortgage. Borrower shall also pay all costs and expenses of collection of Lender in connection with this Mortgage Note, in addition to principal, interest and Default Interest (if applicable) including, without limitation, reasonable attorneys' fees and disbursements and other reasonable costs and expenses incurred by Lender upon the occurrence and during the continuance of an Event of Default in connection with the pursuit by Lender of any of its rights or remedies referred to herein or the protection of or realization of collateral or in connection with any of Lender's collection efforts or any advances made by any advancing agent pursuant to the Trust and Servicing Agreement, whether or not suit on this Mortgage Note, on any of the other Loan Documents or any foreclosure proceeding is filed. All such costs and expenses shall be payable as provided in the Trust and Servicing Agreement upon Borrower's receipt of a statement therefor from Lender and also shall be secured by the Mortgage and the other Loan Documents.

          9. No Waivers. No failure on the part of Lender to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver of such default, any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of an Event of Default, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment, nor shall it be deemed to be a novation of this Mortgage Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right of acceleration or any other right, nor be construed so as to preclude the exercise of any right which Lender may have, at law or in equity, and, subject to the provisions of Paragraph 14 hereof, Borrower hereby expressly waives the benefit of any statute or rule of law or equity which would produce a result contrary to or be in conflict with the foregoing. This Mortgage Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

          10. Borrower's Waiver of Rights. Borrower, for itself and its successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, and exemption now provided or which may hereafter be provided by any federal or state statute, law, rule or regulation, including but not limited to, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Mortgage Note and any and all extensions, renewals and modifications hereof.

          11. Maximum Interest Rate. It is the intention of the parties to conform strictly to the usury and other laws relating to interest from time to time in force, and this Mortgage Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender or for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable usury or other laws of similar import (the "Maximum Amount"). If under any circumstances whatsoever fulfillment of any provision hereof at the time performance of such provision shall be due, shall involve transcending the Maximum Amount, then ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable hereunder, in respect of laws pertaining to usury or laws of similar import, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Mortgage Note, until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. Subject to the terms of Paragraph 14 hereof, the terms and provisions of this Paragraph 11 and Paragraph 12 hereof shall control and supersede every other provision of all agreements between Borrower and Lender.

          12.  Excess Interest Payments.  If under any
circumstances Lender shall ever receive an amount deemed interest by applicable law, which would exceed the Maximum Amount, such amount that would be excessive interest under applicable usury laws or laws of similar import shall be applied by Lender in payment of the Principal Amount until such time as the interest rate decreases below the Maximum Amount.

          13. Governing Law. (a) This Mortgage Note and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America. To the fullest extent permitted by law, Borrower hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Mortgage Note and this Mortgage Note shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

          (b) To the extent permitted by law, any legal suit, action or proceeding against Lender arising out of or relating to this Mortgage Note shall be, and any legal suit, action or proceeding against Borrower on this Mortgage Note may be, instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and Borrower waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint Robinson Silverman Pearce Aronsohn & Berman LLP as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided in the Mortgage, shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to the Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

          14. Non-Recourse. Notwithstanding anything in this Mortgage Note and except to the extent expressly set forth in
Section 33 and 41 of the Mortgage, no personal liability shall be asserted or enforceable against (i) Borrower, (ii) any Direct Beneficial Owner, (iii) any Affiliate of Borrower or any Direct Beneficial Owner, (iv) any Person owning directly or indirectly, any legal or beneficial interest in Borrower, any Direct Beneficial Owner or any Affiliate of Borrower or any Direct Beneficial Owner, or (v) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of any Persons described in clauses (i) through (iv) above (collectively, the "Exculpated Parties") by Lender in respect of this Mortgage Note, the Mortgage or the other Loan Documents or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by Lender and each successive holder of this Mortgage Note upon the express condition of this provision and limitation that in the case of the occurrence and continuance of an Event of Default, Lender's remedies in its sole discretion shall be any or all of:

               (i) Foreclosure of the lien of the Mortgage in accordance with the terms and provisions set forth in the Mortgage;

               (ii) Action against any other security at any time given to secure the payment of this Mortgage Note and under the other Loan Documents; and

               (iii) Exercise of any other remedy set forth in the Mortgage or any other Loan Document.

          The lien of any judgment against Borrower and any proceeding instituted on, under or in connection with this Mortgage Note, the Mortgage or the other Loan Documents shall not extend to any property now or hereafter owned by Borrower or any of the Exculpated Parties other than the Net Operating Income from, and the ownership interest of Borrower in, the Trust Estate and the other security for the payment of this Mortgage Note.

          15. Legal Relationship. Borrower and Lender intend that the relationship created under this Mortgage Note be solely that of debtor and creditor. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Borrower and Lender.

          16. Assignment. The parties hereto acknowledge that immediately following the execution and delivery of this Mortgage Note, the Mortgage and the other Loan Documents, Lender intends to sell, transfer and assign this Mortgage Note, the Mortgage and the other Loan Documents to State Street Bank and Trust Company, as Trustee. All references to "Lender" hereunder shall be deemed to include the assigns of the Lender.

          17. Waiver of Jury Trial. Borrower hereby waives and shall to the extent permitted by law waive trial by jury in any action or proceeding brought by or counterclaim, other than a compulsory counterclaim, asserted by Lender which action, proceeding or counterclaim arises out of or is connected with this Mortgage Note.

          IN WITNESS WHEREOF, each Borrower has executed this instrument by its respective duly authorized officer or signatory on the date first above written.

                         BORROWERS:


                         KRT PROPERTY HOLDINGS, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         HILLCREST PLAZA LIMITED PARTNERSHIP

                         By:  KR Hillcrest, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR SUBURBAN, L.P.

                         By:  KR Suburban, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         FOX RUN, LIMITED PARTNERSHIP

                         By:  KR Fox Run, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR MacARTHUR ASSOCIATES, L.P.

                         By:  KR MacArthur, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR BEST ASSOCIATES, L.P.

                         By:  KR Best Associates, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR 69TH STREET, L.P.

                         By:  KR 69th Street, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR TRUST ONE, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President

                         KR MANCHESTER, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President



                         KR STREET ASSOCIATES, L.P.

                         By:  KR Street, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR ORANGE, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR COLLEGETOWN, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR HILLCREST MALL, INC.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President


                         KR PILGRIM, L.P.

                         By:  KR Pilgrim, Inc.

                         By:  /s/ Robert Dennis
                              -------------------------
                               Name:  Robert Dennis
                               Title: Vice President

Pay to the order of
State Street Bank & Trust,
as Trustee, without recourse

By:  KRT ORIGINATION CORP.

     By:  /s/ Norman Kranzdorf
        -------------------------
        Name:  Norman Kranzdorf
        Title: President